E-156
Exhibit No. 9
IBF VI - Participating Income Corporation
Form SB-2, Amend. No. 2
File No. 333-71091


                         LOAN AGREEMENT


     THIS LOAN AGREEMENT (hereinafter referred to as "this Agreement"), made and entered into as of the 23rd day of June, 1999, by and between INTERBANK FUNDING CORPORATION, a Delaware corporation (hereinafter referred to as "Lender"), 1733 Connecticut Avenue, NW, Washington, DC 20009, and GANESH HOSPITALITY, INC., a Florida corporation, and GRANJAC RESORTS, INC. (hereinafter together referred to as "Borrower"), 8440 North Tamiami Trail, Sarasota, Florida 34243.

                           WITNESSETH:

     WHEREAS, Borrower has applied to Lender for a loan in the amount of NINE HUNDRED FIFTY THOUSAND DOLLARS ($950,000.00) (hereinafter sometimes referred to as the "Loan") and Lender desires to make the Loan upon the terms and subject to the conditions hereinafter set forth; and

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby the parties covenant and agree as follows:

                            ARTICLE I

                           DEFINITIONS

     As used herein and in the Exhibits and Consents attach hereto, the following terms shall have the following meanings:

     "Borrower's Application for Loan" shall mean the application for the Loan, submitted by Borrower to Lender, including, without limitation, all information, warranties, and representations, either oral or in writing, regarding the Purchase supporting said application.

     "Closing Date" shall mean the date when this Agreement, and the Note, Shareholder Agreement, Security Agreement, and the Loan
Documents are fully executed and delivered by all parties.

     "Governmental Requirements" shall mean all laws, ordinances, orders, rules, or regulations with respect to securities, public disclosures, zoning, subdivision, building, safety, fire protection, or environmental matters.

     "Hazardous Materials" shall mean jointly and severally any hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants, or toxic pollutants, as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, and the Clean Water Act, or in any regulations promulgated pursuant thereto, or in any applicable state or local law, regulation, or ordinance.

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     "Improvements" shall mean the improvements presently located or to be constructed on the Land, which shall include all landscaping, drives, approaches, sidewalks, curbs, parking and chattels, furniture, furnishings, and equipment described in the Plans.

     "Land" shall mean, the real property described in attached
Exhibit "A".

     "Loan" shall mean, collectively, all sums advanced by Lender to or for the account of Borrower, as provided in this Agreement, and the other Documents, including, without limitation, sums evidenced by the Note, as well as costs and expenses incurred or advanced by Lender, for which Borrower is liable pursuant to the Loan Documents.

     "Loan Documents" shall mean this Agreement, the Note, the Shareholder Agreement, the Security Agreement, and all other documents or instruments executed and delivered by or on behalf of Borrower, or third parties, in connection with the Loan and the transactions contemplated hereby, as the same may be supplemented or amended from time to time.

     "Mortgage" shall mean the Mortgage, Security Agreement, and Assignment of Rents made by Ganesh Hospitality, Inc. (individually, "Ganesh") to Citrus Bank ("Citrus") as security for the obligations of Ganesh to Citrus, creating a first lien on, and security interest in , the Mortgaged Property, as the same may be supplemented or amended from time to time.

     "Mortgaged Property" shall mean all real and personal property and rights in property described in, and encumbered by, the Mortgage, including, without limitation, the Land and the Improvements.

     "Note" shall mean that certain Commercial Note of even date herewith made by Borrower to Lender in the principal sum of Nine Hundred Fifty Thousand Dollars ($950,000.00), or so much thereof as may be disbursed pursuant to this Agreement, as the same may be supplemented or amended from time to time and which shall evidence the Loan.

     "Purchase" shall mean Borrower's purchase of all of the stock of Ganesh Hospitality, Inc., and the financing thereof by or on behalf of Borrower.

     "Security Agreement" shall mean the Security Agreement for Certified Stock made by Stephen C. Mullen in favor of Lender as security for the Note.

     "Shareholder Agreement" shall mean an agreement among Borrower, Stephen C. Mullen, Grant S. Mullen, and Simon A.
Hershon governing the shares of Ganesh Hospitality, Inc., and the rights and responsibilities of its shareholders.

     "Shares" shall mean the common stock of Ganesh Hospitality, Inc., a Florida subchapter S corporation.

                           ARTICLE II

                 REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Lender that:

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     SECTION 2.01.  BORROWER'S ORGANIZATIONAL DOCUMENTS AND
RESOLUTIONS. If Borrower is an entity other than an individual. Borrower has provided Lender with true and correct copies of Borrower's organizational documents and resolutions, and all such documents remain in full force and effect.

     SECTION 2.02. ORGANIZATIONAL DOCUMENTS. If Borrower is a partnership, Borrower certifies that the following documents delivered to Lender, including any and all amendments thereto, are true and correct copies of the originals and remain in full force and effect:

     (a)  Partnership agreement;

     (b)  Recorded certificate of partnership;

     (c)  Fictitious name certificate; and

     (d) Partnership resolution authorizing the loan transaction and document signatories.

     If Borrower is a corporation, or if any of Borrower's general partners is a corporation, Borrower certifies that the following documents delivered to Lender, including any and all amendments thereto, are true and correct copies of the originals and remain in full force and effect:

     (a) Articles of Incorporation certified by the proper official of the state of incorporation;

     (b) Evidence of good standing certified by the proper official of the state of incorporation;

     (c) If incorporated in a state other than Florida, than evidence of authority to transact business in the State of Florida certified by the Secretary of State;

     (d)  Bylaws certified by the corporation's secretary; and

     (e) Resolution authorizing the loan transaction and document signatories, complete with incumbency certificate, certified by the corporation's secretary.

     SECTION 2.03. AUTHORITY. The execution and performance of this Agreement, the borrowings hereunder, and the execution and delivery of the Note, the Shareholder Agreement, the Security Agreement and all supporting documents have been duly authorized by all necessary action of Borrower, and will note violate any provision of law or result in the breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge, or encumbrance upon any property or assets of Borrower pursuant to any indenture or other agreements or instrument to which Borrower is a party or by which Borrower or its property may be bound or affected.

     SECTION 2.04. LITIGATION. There are no actions, suits, or proceedings pending, or to the knowledge or Borrower threatened, against or affecting Borrower, or the Mortgaged Property, at law or in equity, or before or by any Governmental Authority except actions, suits, and proceedings fully covered by insurance or which, if adversely determined, would not substantially impair the ability of Borrower to perform any of its obligations under the Loan Documents.

     SECTION 2.05. PAYMENT OF TAXES. Borrower has filed or has caused to be filed all federal, state, and local tax returns of which are required to be filed, and have paid or has caused to be

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paid all taxes as shown on said returns, or on any assessment received, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof.

     SECTION 2.06. TRADEMARKS, PATENTS, ETC. Borrower possesses all the trademarks, trade names, copyrights, patents, licenses, or rights in any thereof, adequate for the conduct of its business, as now conducted and presently proposed to be conducted, without conflict with the rights or claimed rights of others.

     SECTION 2.07. AGREEMENTS. Borrower is not a party to any agreement or instrument or subject to any charter or other restriction materially or adversely affecting their business, properties, assets, operations, or conditions (financial or otherwise), and Borrower is not in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which each is a party.

     SECTION 2.08.  THIRD-PARTY APPROVAL.  The execution,
delivery, and performance of the Loan Documents do not require the consent or approval of any other person or entity.

     SECTION 2.09. PRIOR MATERIALS OR WORK. To Borrower's best information and belief no materials of any kind have been placed on the Land by anyone, and no work or labor has been performed thereon within ninety (90) days prior to the Closing Date that has not been paid for; there are no unpaid bills for labor, materials, supplies, furnished upon the Land; and no Notice of Commencement or claim of lien affecting the Land or the Improvements has been filed in the public records of the county in which the Land is located, or in the Office of the Secretary of State for the State of Florida, and no such Notice of Commencement or claim of lien was filed prior to the recording of the Mortgage.

     SECTION 2.10. UTILITIES. To Borrower's best information and belief, all utility services in sufficient capacity necessary for the operation and sale of the Mortgaged Property for its present and/or intended purpose, are or will be available for the use of Borrower at the boundaries of the Land, including water supply, storm and sanitary sewer facilities, electric, gas, and telephone services.

     SECTION 2.11. ACCESS TO LAND. To Borrower's best information and belief, adequate vehicular, pedestrian, and utility access (minimum width of fifty (50) feet) for reasonably direct ingress and egress and service to and from the Land, from publicly owned and maintained paved roadways are and will be available when needed at the Land.

     SECTION 2.12. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE. The financial condition of Borrower is fairly presented in accordance with generally accepted accounting principles consistently applied in the financial statements of Borrower heretofore presented to Lender. Since the date of said financial statements, there has been no material adverse change in the financial condition of Borrower.

     SECTION 2.13. USE OF MORTGAGED PROPERTY. To borrower's best information and belief, the present use of the Mortgaged Property complies with all applicable zoning ordinances, regulations, and restrictive covenants affecting the Land and all other Governmental Requirements for such use have been satisfied. Such Governmental Requirements do not impose any setbacks or other requirements which would make the construction or operation of the Improvements upon the Land economically unfeasible; and Borrower is not aware of any problem or requirement which would jeopardize the issuance of, or validity of issued building permits for the construction of the Improvements.

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     SECTION 2.14.  CONDITION OF LAND, ETC.  To Borrower's best information and belief, the Land and any improvements or other property presently located thereon are not now damaged or injured as a result of any fire, explosion, accidents, flood, or other casualty.

     SECTION 2.15. TITLE TO COLLATERAL. To Borrower's best information and belief, Ganesh has good and marketable title to the Mortgaged Property, free and clear of any liens, claims, encumbrances, or security interests except a first Mortgage to Citrus, and except for taxes and assessments not yet due and payable, and Borrower will defend such title against the claims and demands of all persons except as above stated.

     SECTION 2.16.  DEFAULTS.  No Event of Default and no
condition, event, act or omission which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, has occurred and is continuing or exists.

     SECTION 2.17. FLOOD AREA; FILLED LAND; HAZARDOUS WASTE. To Borrower's best information and belief, the Land is not in an "area of special flood hazard", as that term is defined in the National Flood Insurance Act of 1968. To borrower's best information and belief, no portion of the Land consists of and no portion of the Improvements are located on filled-in land. To Borrower's best information and belief, the Mortgaged Property does not contain any Hazardous Materials. All pollution and environmental control laws and regulations which are applicable to the Land, and the use thereof, have been satisfied. Borrower has provided Lender all environmental audits, studies, surveys, boring logs, soil reports, percolation tests, and other engineering information which has been performed on the Mortgaged Property. No Hazardous Materials have been generated, stored, buried, or disposed of on or in a location that will adversely affect the Mortgaged Property, and no federal, state, or local government department, agency, or entity has issued any environmental citations, warning notice, notice of violation, consent order, final order, or any other notice of violation of law, ordinance, or regulation, which affect the Mortgaged Property.

     SECTION 2.18. OFFSET AND DEFENSES. Borrower has no offsets or defenses with respect to payment of Loan.

     SECTION 2.19. SALE OF SECURITIES. Borrower has not instituted, caused to be instituted, or have not been a party to, and to the best of Borrower's knowledge, there has not been any public offering with respect to the Land and/or Improvements within the meaning of the Securities Act of 1933, and the Securities Exchange Act of 1934. Borrower has not received any notice of commencement of any proceeding or investigation by any Governmental Authority with respect to any such offerings.

     SECTION 2.20. TITLE TO SHARES. Borrower has good and marketable title to the Shares, free and clear of any liens, claims, encumbrances, or security interests, and Borrower will defend such title against the claims and demands of all persons.

     SECTION 2.21. GENERAL WARRANTY. No representation or warranty by Borrower contained herein or in any other Loan Document, or in Borrower's Application for Loan, furnished by Borrower contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

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     SECTION 2.22.  FURTHER CERTIFICATIONS.  If any disbursement of Loan funds are made subsequent to the Closing Date, each request for a disbursement made by Borrower and each receipt thereof by Borrower shall constitute a certification by Borrower that the representations and warranties contained in Section 2.01 through 2.21, inclusive, or elsewhere in the Loan Documents, are true and correct on the date of such request for disbursement or such receipt, as the case may be, and such representations and warranties shall be deemed to be made continuously until the Loan shall have been paid in full.

                           ARTICLE III

                            THE LOAN

     Subject to the terms and conditions of this Agreement, Lender shall make the Loan to Borrower as described in this
Article III.

     SECTION 3.01. THE LOAN. Upon the satisfaction by Borrower of all the conditions specified in this Agreement, Lender shall lend to Borrower the principal amount of NINE HUNDRED FIFTY THOUSAND DOLLARS ($950,000.00) in accordance with the terms and conditions of this Agreement.

     SECTION 3.02. LOAN PURPOSE. The Loan, upon its disbursement to Borrower, shall be used to purchase all of the outstanding shares of Ganesh Hospitality, Inc. The use of the loan funds by Borrower, its employees, agents, or representatives, for purposes other than those set forth above, and without Lender's prior written approval is prohibited, except as set forth in the Closing Statement.

     SECTION 3.03. LOAN DISBURSEMENTS. On the Closing Date, the Loan funds shall be disbursed to or for the account of Borrower to the used solely for the purposes set forth in Section 3.02 above. An election by Lender to disburse a portion of the Loan funds prior to Borrower's satisfaction of all conditions precedent to disburse the Loan funds pursuant to the Loan Documents shall not constitute a waiver by Lender of any such condition precedents as to the remaining Loan funds, and Lender shall have no obligation to make any disbursements of the Loan funds until Borrower has complied with all conditions precedent thereto to Lender's satisfaction. All Loan funds will be considered to have been advanced to and received by Borrower, and interest on such funds shall accrue, and shall be payable, as provided in the Loan Documents, by Borrower upon their disbursement. Lender shall be under no obligation or duty to advance or disburse any of the proceeds of the Loan to Borrower while any Event of Default exists under the Loan Documents.

     SECTION 3.04.  THE NOTE.  The Loan shall be evidenced by the
Note, in a form acceptable to Lender. The Loan shall bear interest on the principal amount from time to time outstanding at the rate set forth in the Note; and the amounts due thereunder shall be payable by Borrower, as provided in the Note.

                           ARTICLE IV

                      SECURITY FOR THE LOAN

     Payment of the Loan and the performance of all other present and future obligations of Borrower to Lender pursuant to the terms and conditions of the Loan Documents shall be secured as follows:

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     SECTION 4.01.  SECURITY DOCUMENTS.  As security for the
Note, Borrower shall deliver to Lender, on or before the Closing
Date:

     (a) The Shareholder Agreement, which shall contain such terms and conditions as are reasonably satisfactory to Lender;

     (b) The Security Agreement, pledging to Lender a 5.1% interest in the common stock of Ganesh, all of the stock of Granjac Resorts, Inc., and containing such terms and conditions as are reasonably satisfactory to Lender;

     (c)  A Collateral Assignment of Management Agreement between
          Ganesh Hospitality, Inc., as owner, and Granjac Resorts, Inc., as manager;

     (d)  An Agreement not to Further Encumber the Mortgaged Property;
          and

     (e) Any and all other security as may be reasonably required by Lender or its counsel in order to assure that the Note, and Borrower's obligation to perform or comply with the terms and conditions of the Loan Documents, are adequately secured, and further, to assure the priority and validity of its lien rights as to the stock pledged, and the quality of the collateral serving as security for Borrower's performance of its obligations under the Loan Documents. All security instruments shall be in form and substance acceptable to Lender and Lender's counsel, and consistent with the terms and conditions of this Agreement.

     SECTION 4.02. ADDITIONAL SECURITY. As additional security for Borrower's obligations under the Loan Documents:

     (a) Borrower irrevocably assigns to Lender, and grants to Lender a security interest in, its interest in all Loan funds held by Lender, whether or not disbursed. In addition, Borrower hereby assigns to Lender all of Borrower's rights under the Loan Documents, which rights Lender may, at its option, exercise upon the occurrence of an Event of Default and after applicable grace periods, if any. Such assignment is made for collateral purposes only and imposes no obligations upon Lender.

     (b) Borrower grants Lender a continuing lien upon any and all moneys, securities, and other property of Borrower not encumbered by the Mortgage and the proceeds thereof, now or hereafter held or received by or in transit to Lender, from or for Borrower, whether for safekeeping, custody, pledge, transmission, collections, or otherwise, and also upon any and all deposits (general or special) and credits of Borrower with, and any and all claims of Borrower's against Lender, at any time existing. Upon the occurrence of any Event of Default, Lender, without notice to Borrower, is authorized to set off, appropriate, and apply any or all items hereinabove referred to against all indebtedness of Borrower to Lender under the Loan Documents.

                            ARTICLE V

                        LOAN DISBURSEMENT

     SECTION 5.01.  CONDITIONAL PRECEDENT FOR DISBURSEMENTS OF
LOAN FUNDS. Lender will not be obligated to disburse any of the Loan funds until Borrower has fulfilled to Lender's

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satisfaction
all the terms and conditions of Lender's customary and reasonable loan opening conditions for loans, which include, without limitation, the following:

     (a) Borrower shall have executed and delivered, or, where applicable, caused to have been executed and delivered to Lender this Agreement, the Note, the Shareholder Agreement, the Security Agreement, any other security instruments, and all other Loan Documents, each in the form and substance satisfactory to Lender; and all Loan Documents and security instruments required by Lender which are to be recorded shall have been recorded.

     (b) Lender shall have been furnished satisfactory evidence that the Land is not located in an area designated by the Secretary of Housing and Urban Development as having special flood hazards, and if the Land is so located, then, Lender shall be furnished, at Borrower's expense, with a Certificate of Insurance and original insurance policy on the Mortgaged Property for loss due to flood, and such other hazards for which coverage is available.

     (c )      Lender shall have been provided with satisfactory
evidence that all utility services necessary for the operation of the Improvements for the purposes intended by Borrower have been extended to and are operational at the boundary of the Land, which evidence may include commitment letters from applicable utilities stating the above, and that there are no restrictions on the time for the use of such facilities; that not fees, charges, or assessments for their use exists; that sufficient plant capacity is available to adequately service the improvements; and that all of said rights as deemed necessary by Lender shall be assignable to Lender.

     (d) Lender's Origination Fee of Forty-Seven Thousand Five Hundred Dollars ($47,500.00) shall have been received by Lender, and a Project Advisory Fee of Forty Thousand Dollars ($40,000.00) shall have been received by InterBank/Brener Brokerage Services. In addition to the foregoing, the parties acknowledge and agree to payments of management fees to Granjac Resorts, Inc. of 4% of gross revenues, and to InterBank/Brener Hospitality of 1% of gross revenues, the agreements for which shall not be changed without unanimous approval of the Shareholders.

     (e) Lender shall have received satisfactory evidence that the Loan funds are being applied in accordance with Section 3.02 above.

     (f) There shall not have occurred an Event of Default under the Loan Documents.

     (g) Lender shall have received originals or certified copies of all executed leases, including any amendments, of the Mortgaged Property or any portion thereof.

     (h) Unless Lender hereafter waives any of the following requirements in writing. Lender shall have received and approved each of the following:

          (i)  Environmental Report:    Borrower shall provide a
     current "Phase One" environmental report regarding hazardous wastes, toxic materials and other environmental hazards on the Property, which report shall be certified by an environmental consultant acceptable to Lender. If warranted by the Phase One environmental report, borrower shall provide a detailed audit of the same matters. Such consultant must appear on Lender's list of approved environmental consultants or be specifically approved in writing by Lender.

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          (ii) Zoning:      Borrower shall provide evidence that
     the Property is zoned to permit the development, construction, use and operation of the Improvements, that the referendum or appeal period has expired for any ordinance, resolution, variance or special permit establishing the zoning and that there is no pending action, either administrative, legislative or judicial, which could adversely affect the zoning of the Property or the development, construction, use or operation of the Improvements.

          (iii)     Utilities:     Borrower shall provide letters
     from the appropriate provider that public water, sanitary sewer, storm sewer, electricity, gas and other required utilities are available to the Property in quantities sufficient for the successful use and operation of the Improvements. Each such letter shall clearly identify the Property and describe the location at which each such utility is available to the Property. If any utility easement, then Borrower shall provide evidence of the easement through the adjoining private land for such utility line.

          (iv) Survey:      Borrower shall provide a current
     survey of the Property, which survey shall be certified by a licensed surveyor and shall conform in all respects with Lender's "Survey Requirements." Such surveyor must appear on Lender's list of approved surveyors or be specifically approved in writing by Lender.

          (v)  Tax Parcel:    Borrower shall provide evidence
     that the Property comprises one or more separate tax parcels.

          (vi) Title Insurance Commitment:   Borrower shall
     provide a current ALTA title issuance commitment for the Property and all appurtenant easements, with such reinsurance as Lender may require, which commitment shall be issued by an agent and underwriter acceptable to Lender and shall conform in all respects with Lender's "Title Insurance Requirements."

          (vii)     Restrictive Covenants:   In the event that
     the title insurance commitment shows restrictive covenants affecting the Property, Borrower shall provide evidence that such restrictive covenants are not now being violated.

          (viii)    Preliminary chattel Search:   Borrower shall
     provide UCC-11 search reports from each office in which Lender's financing statement will be filed.

          (ix) Other Agreements and Contracts:    Borrower shall
     provide copies of all management agreements, leasing agreements, operating agreements, franchise agreements and other agreements and contracts affecting the Mortgaged
     Property and entered into prior to loan closing.

          (x)  Insurance:     Borrower shall provide evidence of
     casualty and liability insurance for the Improvements and the Property, which insurance shall be issued by underwriters acceptable to Lender and shall conform in all respects with Lender's "Insurance Requirements."

          (xi) Equity:   Borrower shall provide evidence that
     funds aggregating not less than the required equity contribution are available for timely contribution.

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          (xii)     Acquisition Documents:   Borrower shall
     provide a certified copy of the agreement for the acquisition of the Shares and, if the Shares are acquired prior to loan closing, original share certificates and certified copies of the stock transfer, and closing statement.

          (xiii)    Appraisal:     Lender must be able to procure
     from an independent appraiser selected by Lender an appraisal of the Property and the Improvements evidencing a value of not less than $4,150,000.00 and from its review appraiser, a confirmation of such value. In the event such appraisal or confirmation cannot be procured, this requirement shall be deemed unsatisfied and Lender shall not be obligated to attempt procurement from a second appraiser. The appraisal shall be procured at Borrower's expense.

          (xiv)     Title to Shares:      Lender must be able to
     confirm that the Shares are owned free and clear of any liens, encumbrances, hypothecations, or pledges.

     Notwithstanding anything to the contrary herein, where Borrower can demonstrate that any of the foregoing items have been required, reviewed and accepted by Citrus, such items shall be deemed acceptable to Lender upon their receipt by Lender. The foregoing conditions precedent to making the Initial Disbursement hereunder must have been completely fulfilled to Lender's satisfaction on or before the Closing Date, unless waived by Lender in writing. The failure of Borrower to meet this requirement shall constitute an Event of Default under this Agreement and Lender shall have no further obligations under this Agreement and Lender may exercise its rights and remedies under the Loan Documents. Lender shall not be obligated to make any Disbursement if an Event of Default under the Loan Documents has occurred.

     SECTION 5.02.  APPROVAL OF DOCUMENTS, ETC.   All documents,
instruments, or other evidence of compliance with the terms and conditions set forth in this Article V shall be subject to the review and approval of Lender, its Inspector, or counsel, where applicable, as to the sufficiency of the form and content of the documents, instruments, or other evidence provided.

     SECTION 5.03. NO WAIVER. Any waiver by Lender of any condition of disbursement must be made in writing. The making of a disbursement prior to fulfillment of one or more conditions thereof shall not be construed as a waiver of such conditions, and Lender reserves the right to require the fulfillment of each and every condition prior to the making of any further disbursement.

                           ARTICLE VI

                            COVENANTS

     Until payment in full of Loan and performance of all of Borrower's other obligations under the Loan Documents held by Lender, and unless otherwise agreed by Lender in writing, Borrower covenants as follows:

     SECTION 6.01. GOVERNMENTAL REQUIREMENTS. Borrower shall comply with all Governmental Requirements applicable to the operation and rental of the Improvements, except where contested in good faith and by appropriate proceedings, and with all agreements, or instruments to which it is a party, or by which its properties or assets may be bound, a breach of which would materially adversely affect its financial condition or operations, or to perform its other obligations under the Loan Documents.

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     SECTION 6.02  ACCESS TO BOOKS AND INSPECTION.  Borrower
shall give any representative of Lender access to, and permit such representative to examine, copy, or make extracts from, any and all books, records, and documents in the possession of Borrower relating to the Mortgaged Property, and to inspect the Mortgaged Property, all at such times and as often as Lender may reasonably request; provided, however, that Lender shall have no obligation to make any such inspections.

     SECTION 6.03.  ASSIGNMENT OF LOAN DOCUMENTS; LOAN FUNDS.
Borrower shall not assign its rights in the Loan Documents, including, without limitations, its right to receive any disbursement, or allow the conveyance or transfer of Loan funds hereunder.

     SECTION 6.04 RESTRICTIVE COVENANTS AND DUE-ON CONVEYANCE. Without the prior written consent of Lender (which consent may, at Lender's sole option and discretion, be conditioned on (a) modifications to the terms of payment of Loan; (b) modifications of any terms of any instrument evidencing or securing Loan; and
(c) such other matters as Lender may reasonably require, Borrower shall not:

     (a) create or permit the creation of any security interests in any furniture, furnishings, fixtures, or equipment by Borrower and intended to be affixed to, incorporated in, or placed in the Mortgaged Property or the appurtenances thereto, other than in favor of Lender or acquire less than unconditional ownership and title to any of such furniture, furnishings, fixtures, or equipment, free from encumbrances other than in favor of Lender, on delivery to the Mortgaged Property;

     (b )      further mortgage, encumber, hypothecate, grant a
security interest in, or sell, covey, transfer, or assign ownership or control of all or any party of the Mortgaged Property (whether voluntary or involuntary, by outright conveyance, deed, mortgage or deed of trust, lease, stock transfer, sale of partnership (or any interest therein), land installment contract, merge, or otherwise);

(c ) Consent to or permit any sale, conveyance, or other disposition of any rents or other funds arising from the Land;
and

     (d )      grant any other interest whatsoever, legal or
equitable, in the Mortgaged Property of any party thereof, including a transfer of any interest in any entity holding such title.

     SECTION 6.05. ACCOUNTING: CHANGES IN THE CONDITION. Borrower shall promptly supply Lender with any financial statements or other information concerning its affairs and properties as Lender may reasonably request, and shall promptly notify Lender of any material adverse change in its financial condition or in the physical condition of the Land or Improvements. Updated financials on all Guarantors on proper forms shall be submitted to Lender within thirty (30) days of closing.

     SECTION 6.06. INSURANCE. Borrower shall purchase or cause to be purchased from insurers licensed to do business in Florida, and acceptable to Lender, the Insurance coverages listed below and such other or additional insurance coverage as Lender shall require, and insuring Borrower and Lender, as their interests shall appear, and Borrower shall cause such coverages to be maintained throughout the term of the Loan.

     Type of Insurance                  Minimum Limits of
Liability

     FIRE AND EXTENDED COVERAGE         The maximum loan amount

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                                   Or the full insurable value of the
                                   Mortgaged Property whichever is greater.

     GENERAL LIABILITY             $1,000.000.00 per occurrence and aggregate
     Comprehensive form covering
     Premises-operations, explosion and
     Collapse hazard, underground hazard,
     Contractual insurance, broad-form
     Property damage, independent
     Contractors, and personal injury

Each policy of insurance shall provide that it may not be canceled by insurer without at least fifteen (15) days prior written notice to Lender. Existence of the insurance coverages required hereby shall be evidenced by Certificate(s) of Insurance issued to Lender by the insurer(s) or its authorized agent, or delivery of the original policies and endorsements to Lender.

     SECTION 6.07.  PAYMENT OF STAMP OR EXCISE TAX.     Borrower
will pay documentary stamp taxes and intangible property taxes applicable to the full fact amount of the Note and, if applicable the Shareholder Agreement. If any stamp or excise tax shall become applicable with respect to this agreement, the Note, any loan or credit extended hereunder, the Shareholder Agreement, or otherwise, Borrower will promptly pay such tax in full (including interest and penalties, if any) and will indemnify and hold Lender harmless with respect thereto.

     SECTION 6.08. PAYMENT OF EXPENSES. Borrower will pay Lender's out-of-pocket costs and expenses incurred in connection with the making or disbursement of the Loan or in the exercise of any of its rights or remedies under this Agreement, including, but not limited to, title insurance and escrow charges, recording charges, reasonable legal fees and costs, inspection fees, and any other reasonable fees and costs for services which are not customarily performed by Lender's salaried employees and are not specifically covered by Lender's Loan Fees for the Loan. In lieu of direct payment by Borrower, Lender is hereby authorized but not obligated to advance the amounts due hereunder, and any sums so advanced shall constitute a portion of the Loan evidenced and secured by the Loan Documents.

     SECTION 6.09.    BUSINESS OPERATING ACCOUNTS.  Borrower
shall maintain its principal operating account with Citrus Bank.

     SECTION 6.10. NOTICE OF MATERIAL EVENTS. Borrower shall promptly give Lender notice of (a) any Event of Default or any event which, with notice or lapse of time or both, would constitute such an Event of Default after the same becomes known to Borrower, together with a written statement of the action being taken by Borrower to remedy the same; (b) all litigation or proceedings before any court of Governmental Authority affecting Borrower or the Mortgaged Property, except litigation or proceedings, which, if adversely determined, would not have a material adverse effect on the financial condition or operations of borrower or of the Mortgaged Property or any party thereof or to perform any of its other obligations under the Loan Documents.

     SECTION 6.11. LEASES; SUBORDINATION AGREEMENT. Borrower shall deliver copies of all leases affecting the Mortgaged Property entered into before or after the Closing Date, along with a lease subordination agreement executed by each tenant in form acceptable to Lender. Each lease shall

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contain a
requirement that the tenant, upon Lender's request, shall execute and deliver an estoppel certificate stating that the lease is not in default and that no defenses or set offs exist with regard thereto.

     SECTION 6.12. FURTHER DOCUMENTS. To the end that the agreements of Borrower set forth in the Loan Documents shall be effectively and fully performed and the intent and purpose of the Loan Documents be fulfilled, Borrower agrees to execute such additional instruments as may reasonably be required by Lender from time to time in order to carry out the provisions of the Loan Documents, or for the purpose of protecting, maintaining, or enforcing Lender's security for Loan.

     SECTION 6.13. LEGAL EXISTENCE, PROPERTIES, ETC. Borrower will do or cause to be done substantially all things necessary to preserve and keep in full force and effect its existence, rights, and franchises, and comply with all laws applicable thereto; at all times maintain, preserve, and protect all franchises and trade names and preserve all of the remainder of its properties used or useful in the conduct of its business, and keep the same in good repair, working order, and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and at all times keep its insurable properties adequately insured and maintain such other insurance as may be required by law or as may be reasonably required in writing by Lender.

     SECTION 6.14. CONDUCT OF BUSINESS. Borrower will continue to conduct, in the ordinary course, the business in which it is presently engaged, and in conduct of such business, to comply with all applicable laws and regulations of the United States or any state or states thereof, or of any political subdivision thereof, and of any governmental authority. As long as Borrower owes all or any part of its obligation to Lender, all "Major Decisions" with respect to Borrower must receive the prior written approval of Lender. For purposes of this Section 6.14, "Major Decisions" shall mean and consist of the following:

     (a) Increasing Borrower's line of credit above the amount of the line that exists on the date of this Agreement or otherwise obtaining credit for Borrower or refinancing existing indebtedness;

     (b)  Relocating Borrower or opening a new location;

     (c) Acquiring or entering into a new business or businesses, merging with or into any other corporation, entering into a joint venture, partnership or similar arrangement or conducting or carrying on the business of Borrower through any business entity other than Borrower;

     (d)  Making distributions to Shareholders;

     (e) Selling, leasing, exchanging, mortgaging, pledging, or other transfer of assets of Borrower, other than inventory sold in the ordinary course of business;

     (f) Approving all capital expenditures or individual transactions, including any related series of transactions, in excess of $10,000.

     (g) Granting any mortgage, lien, or other encumbrance on any of Borrower's property or giving any Company guarantee;

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     (h)  Approving all transactions between Borrower and a
          Shareholder or related person of a Shareholder (except as provided below);

     (i) Changing any underwriter, broker, accountant, consultant, or legal counsel for Borrower;

     (j) Making any loans or extending any credit on behalf of Borrower, except to customers in the ordinary course of business;

     (k) Taking any action by Borrower to commence any case, proceeding, or other action (a) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors seeking to have an order for relief entered with respect to Borrower, or seeking to adjudicate Borrower a bankrupt or insolvent, or seeking reorganization, winding-up, liquidation, dissolution, or other relief with respect to Borrower or Borrower's debts, or (b) seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Borrower's assets, or making a general assignment for the benefit of Borrower's creditors.

     (l) Taking any action which would alter Borrower's status as a Subchapter "S" corporation;

     (m) Increasing the compensation of Granjac Resorts, Inc. above the amount stated in any existing Management Agreement or approving any amendment to or cancellation of the Management Agreement on behalf of Borrower; and

     (n) Taking any other action outside the normal and ordinary course of business that has a material effect on Borrower's business operation or financial position.

     In addition, any action by Borrower to materially amend, modify, or supplement any document, instrument, transaction, or other matter described above as a Major Decision shall require the approval of Lender of the same as so amended, modified, or supplemented, if it would be inconsistent with the terms previously approved with respect thereto. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree to payments of management fees to Granjac Resorts, Inc. of 4% of gross revenues, and to InterBank/Brener Hospitality of 1% of gross revenues, the agreements for which shall not be changed without Lender' prior written approval.

     Stephen C. Mullen shall have complete discretion over matters involving Borrower's employees; provided, however, that no family member of an officer or employee of Borrower may be hired by Borrower without the prior approval of Lender, except Grant S. Mullen, Secretary of Borrower, will be employed by Borrower and his compensation shall be determined with the approval of Lender. Notwithstanding the previous sentence, such family members may be hired by Borrower without Lender's approval at nominal compensation to assist with promotions, such as grand openings.

     SECTION 6.15. PAYMENT OF INDEBTEDNESS, TAXES, ETC. Borrower shall (a) pay all of their indebtedness and obligations promptly and in accordance with normal terms; and (b) pay and discharge, or cause to be paid and discharged, promptly all taxes, assessments, and governmental charges or levies imposed upon either of them, or upon their income and profits, upon any of their property, real personal, or mixed, and upon any part thereof, before the same shall become in default, as well as all

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
lawful claims for labor, materials, and supplies, or otherwise which, if unpaid, might become a lien or a charge upon such properties or any part thereof.

     SECTION 6.16. OTHER INDEBTEDNESS. Borrower shall not create, incur, or assume any indebtedness for borrowed money, the deferred purchase price of property, or obligations pursuant to lease agreements, except: (a) indebtedness represented by the Note; (b) indebtedness subordinated to Lender in form and substance satisfactory to Lender and its legal counsel; (c) short-term indebtedness to Lender; and (d) unsecured indebtedness in the ordinary course of business.

     SECTION 6.17. GUARANTEES. Borrower shall not guarantee, endorse, become a surety, or an accommodation party, or otherwise, in any way, extend credit or become responsible for an indebtedness or other liability of any other individual, partnership, corporation, or other organization, except guarantees and endorsements made in connection with the deposit of items for collection or credit in the ordinary course of business.

     SECTION 6.18. CHANGES IN GOVERNING DOCUMENTS OR ACCOUNTING METHODS. Borrower shall not amend in any respect its Partnership Agreement, Articles of Incorporation, or Bylaws, or change its accounting methods or practices or its depreciation or amortization policies or rates, except as required to comply with generally accepted accounting principles, which would adversely affect Borrower's ability to perform the obligations under the Loan Documents. Notwithstanding the foregoing, to the extent economically feasible, Borrower agrees to cooperate with Lender's reasonable requests in connection with Lender's efforts to qualify the Loan for inclusion in a Real Estate Investment Trust being established by Lender pursuant to the provisions of the Internal Revenue Code. Borrower's cooperation may require, for example but not by way of limitation, that Lender's interest in the Loan be recast as a lessor's interest in a lease t Borrower, or some other form of interest in real property.

     SECTION 6.19. FINANCIAL STATEMENTS. Borrower will provide Lender with current financial statements on a monthly basis on or before the 15th day of each month and will provide complied statements annually within 90 days of year end, with the statements of income, retained earnings, and changes in financial conditions of Borrower, all in reasonable detail and stating in comparative form the corresponding figures for the previous fiscal year. Guarantors shall provide personal financial statements on Lender's form within 120 days of year end, and copies of Federal Income Tax Returns within 30 days after filing. Financial statements delivered shall be prepared on the basis of Generally Accepted Accounting Principles, consistently applied.

     SECTION 6.20. SALES OF ASSETS, CONSOLIDATION, MERGER, ETC. Borrower will not (a) sell, lease, transfer, or otherwise dispose of all or a substantial portion of its properties or assets to any person or entity; or (b) consolidate with or merge into any corporation; or (c) invest in, transfer any assets to, or do business through any subsidiary; or (d) acquire all or substantially all of the properties or assets of any other person, enter into any arrangement, directly or indirectly, with any person whereby Borrower shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property which Borrower intends to use for substantially the same purposes as property being sold or transferred.

     SECTION 6.21. HAZARDOUS MATERIALS; ENVIRONMENTAL LAWS. Borrower shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of any federal, state or local laws, ordinances or regulations relating to environmental conditions on, under or about the Mortgaged Property, including but not

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limited to, soil and ground water conditions.  Borrower shall immediately advise Lender in writing of: (a) any and all enforcement, cleanup, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any applicable federal, state or local laws, ordinances, or regulations relating to any Hazardous Material affecting and Mortgaged Property ("Hazardous Materials Laws"); (b) all claims made or threatened by any third party against Borrower or the Mortgaged Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a) and (b) above are hereinafter referred to as "Hazardous Materials Claims"); and (c) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property, which if any such occurrence or condition had occurred on Borrower's property would have been an event described as a Hazardous Materials Claim.

     Without Lender's prior written consent, which shall not be unreasonably withheld, Borrower shall not take any remedial action in response to the presence of any Hazardous Materials on, under, or about the Mortgaged Property, nor enter into any settlement agreement, consent, decree or other compromise in respect to any Hazardous Material Claims which remedial action, settlement, consent or compromise might, in Lender's reasonable judgement, impair the value of Lender's security hereunder, provided, however, that Lender's prior consent shall not be necessary in the event that the presence of Hazardous Materials on, under, or about the Mortgaged Property either poses an immediate threat to the health, safety, or welfare of any individual or is of such a nature that immediate remedial response is necessary and it is not possible to obtain Lender's consent before taking such action, provided that in such event Borrower shall notify Lender as soon as practicable of any action so taken. Lender agrees not to withhold its consent, where such consent is required hereunder, if either (a) a particular remedial action is ordered by a court of competent jurisdiction; or (b) Borrower establishes to the reasonable satisfaction of Lender that there is no reasonable alternative to such remedial action which would result in less impairment of Lender's security hereunder.

     SECTION 6.22. INDEMNIFICATION FOR HAZARDOUS MATERIAL CLAIMS. Borrower hereby agrees to indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions or any kind and all costs and expenses incurred in connection therewith (including but not limited to attorneys' fees and expenses), arising directly or indirectly, in whole or in part, out of, or attributable to:

     (a) the presence on or under the Mortgaged Property of any Hazardous Materials (as defined by applicable laws) or any releases or discharges of any Hazardous Materials on, under, or from the Mortgaged Property; or

     (b)  any activity on or undertaken on or off the Mortgaged
          Property, whether prior to or during the term of this Loan, and whether by Borrower or any predecessor in title or any employees, agents, contractors or subcontractors of Borrower or any predecessor in title, or any third persons at any time occupying or present on the Mortgaged Property, in connection with the handling, treatment, removal, storage, use, generation, release, threatened release, discharge, or presence of any Hazardous Materials at any time located or present on or under the Mortgaged Property; and including, without limitation:

     (c) all foreseeable consequential damages resulting from the events described in (a) and (b);

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     (d)  the costs of any required or necessary repair, cleanup, decontamination, detoxification of the Mortgaged Property, transport, or disposal of any Hazardous Materials, and the preparation and implementation of any closure, remedial, or other required plans; and

     (e) all reasonable costs and expenses incurred by Lender in connection with clauses (a), (b), (c), or (d), including, but not limited to, reasonable attorneys' fees.

The foregoing indemnity shall further apply to any residual contamination on or under the Mortgaged Property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport, or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes, and ordinances.

                           ARTICLE VII

               EVENTS OF DEFAULT: NOTICE: REMEDIES

     SECTION 7.01. EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following events or conditions shall occur and be continuing:

     (a) A default or an "Event of Default", as defined in the Shareholder Agreement, the Security Agreement, Note, or any other Loan Documents, shall occur and be continuing for any period of time in excess of the grace period, if any, applicable to that default.

     (b) Any representation or warranty made by or on behalf of Borrower in, or relating to, the Loan Documents, or in any certificate, financial statement, or other document furnished to Lender pursuant to the provisions hereof, shall prove to have been raise or misleading in any material respect when made.

     (c) Borrower shall fail to perform or observe any covenant, condition, or provision contained in this Agreement, or other
Loan Documents, and such failure shall not be remedied within any period of time, if any, that Lender may elect to grant, in writing, to Borrower to cure this failure.

     (d) An order or decree is issued by any court of competent jurisdiction or any Governmental Authority enjoining or prohibiting the carrying out of the terms and conditions hereof or of any other Loan Documents, and such proceedings are not discontinued or such order or decree is not vacated within thirty
(30) days.

     (e) Borrower shall (i ) apply for or consent to the appointment of a receiver, trustee, or liquidator of itself, or of all or of a substantial party of its assets; (ii) to be unable or admit in writing its inability to pay its debts as they come due; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law.

     (f)  An attachment or any other lien against the Mortgaged
Property shall be issued or entered and shall remain undischarged or unbonded for more than ten (10) days after filing thereof.

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     (g)  Levy is made under any process on, or a receiver be
appointed for the Mortgaged Property.

     (h) Lender determines that a material adverse change has occurred in the financial condition of Borrower or Guarantors.

     (i) A default by Borrower in the performance or observance of any provision of any lease, contract, agreement, mortgage, promissory note, instrument, or other obligation, running in favor of, or to which Lender is a party, or any default under any other note, mortgage or other document, evidencing or securing indebtedness of Borrower, in favor of the Lender or any affiliate of the Lender.

     SECTION 7.02 NOTICE OF DEFAULT. Notwithstanding any of the provisions in the Loan Documents, Lender shall provide Borrower by United States mail, prepaid postage, written notice of any nonmonetary Event of Default under the Loan Documents, and Borrower shall have twenty (20) days from receipt thereof to cure said Event of Default. If Borrower fails to so cure the Event of Default, Lender may then proceed, without further notice to Borrower, to exercise any and all remedies available to it. Borrower shall be deemed to have received said written notice three (3) days after it is deposited in the United States mail unless it is actually received earlier. Lender, however, shall have no obligation to provide notice of an occurrence of any monetary Event of Default to Borrower. Lender may, upon the occurrence of any monetary Event of Default, proceed to exercise any remedy it has under the Loan Documents or applicable law without giving notice thereof to Borrower.

     SECTION 7.03.  REMEDIES.  If an Event of Default shall
occur, Lender may, at its option:

     (a)  Terminate any obligation of Lender to make any further
          Disbursements.

     (b) Declare all amounts previously disbursed to or for the account of Borrower under the Loan Documents, and all accrued and unpaid interest thereon, and all other amounts due under the Loan Documents to be immediately due and payable without presentment, demand, protest, or further notice of any kind (all of which are expressly waived.)

     (c)  Exercise its rights and remedies under the Loan
Documents in accordance with the respective terms contained therein.

     (d) Apply for the appointment of a receiver for the purpose of preserving the Mortgaged Property and/or Borrower's business. Borrower shall be entitled to the appointment of said receiver as a matter of right, and without regard to the value of any collateral or other security held by Lender, and Borrower hereby waives and relinquishes the right to prior notice of the appointment of such receiver.

     (e) Employ security watchmen in order to protect and preserve the Mortgaged Property.

     (f) Cumulatively, exercise any other remedy specifically granted hereunder or now or hereafter existing in equity at law, by virtue of statute or otherwise.

     The failure by Lender to exercise the remedies herein provided shall not preclude the resort to any other remedy or remedies, nor shall the exercise of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies which by law or equity shall be vested in Lender for the recovery of damages or otherwise upon the Event of a Default. No delay or omission by Lender in exercising any right or remedy accruing upon the happening of an Event of Default shall

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impair
any such right or remedy or shall be construed as a waiver of any such default, and every right and remedy hereby conferred upon Lender may be exercised from time to time and as often as shall be deemed expedient by Lender. No waiver of any Event of Default shall extend to or affect any other Event of Default.


                          ARTICLE VIII

                          MISCELLANEOUS

     SECTION 8.01. JOINT AND SEVERAL LIABILITY.   If Borrower
consists of more than one person or entity, each will be jointly and severally liable to Lender for the faithful performance of the Loan Documents.

     SECTION 8.02. AUTHORITY TO FILE NOTICES. Borrower Irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to file for record, at Borrower's cost and expense, and in Borrower's name, any notices of abandonment or any other notices that Lender considers necessary or desirable to protect its security.

     SECTION 8.03. ACTIONS. Lender shall have the right, but not the obligation, to commence, appear in, and defend any action or proceeding which might affect its security or its rights, duties, or liabilities relating to Loan, the Mortgaged Property, or this Agreement. Borrower will pay promptly on demand all of Lender's reasonable out-of-pocket costs, expenses, legal fees, and disbursements incurred in those actions or proceedings.

     SECTION 8.04. SUCCESSORS AND ASSIGNS; PARTICIPATIONS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower may not assign this Agreement or any Loan funds, or assign or delegate any of its rights or obligations under this Agreement or the Loan Documents, without the prior written consent of Lender. Lender shall have the right to sell participations in Loan to any other persons or entities without the consent of or notice to Borrower; provided that no such action by Lender shall relieve Lender of its obligations to make disbursements of Loan funds when required by this Agreement. Lender may disclose to any participants or prospective participants any information or other data or material in Lender's possession relating to Borrower, Loan, and the Mortgaged Property, without the consent of, or notice to, Borrower. Lender may also assign all or a portion of its rights under this Agreement and the Loan Documents to another person or entity. In such event, Borrower agrees to attorn to such assignees and to execute such modifications thereto, or other documentation as may be required to facilitate such assignment, providing such modifications do not materially add to the obligations of Borrower.

     SECTION 8.05. PAYMENTS, ETC. All payments and prepayments of principal, interest, and other amounts payable to Lender hereunder or under any other Loan Document shall be made and in such coin or currency of the United States of America, as of the time of that payment is legal tender for the payment of public and private debt, and in immediately available funds at Lender's principal offices at 1733 Connecticut Avenue, NW, Washington, DC 20009, at not later than 2:00 p.m., Eastern Standard Time, on the date on which such payment shall become due. If any principal or interest on Loan or any other amount payable by Borrower hereunder falls due on a Saturday, Sunday, or public holiday at the place of payment, then such due date shall be extended to the next succeeding full business day at such place, and interest shall be payable in respect of each such extension of principal.

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     SECTION 8.06.  NO WAIVER; CONSENT.  Any waiver by Lender
must be in writing and will not be construed as a continuing waiver. No waiver will be implied from any course of conduct, or any delay or failure by Lender to take action on account of any Event of Default. Consent by Lender to any act or omission by Borrower will not be construed to be a consent to any other subsequent act or omission.

     SECTION 8.07. RECEIPT OF MONIES. The receipt by Lender of any sum of money pursuant to this Agreement with knowledge of the breach of any term, covenant, or provision of this agreement shall not be deemed a waiver of such breach. No payment by Borrower or receipt by Lender of a lesser amount of any sum of money herein stipulated shall be deemed to be other than on account of the next due payment under the Loan or this Agreement, nor shall any endorsement or statement on any check, or any letter accompanying any check, be deemed an accord and satisfaction, and Lender may accept such payment or check without prejudice to Lender's right to recover the balance of any payment or other monies under this Agreement, or pursue any of the remedies in this Agreement or the Loan Documents provided.

     SECTION 8.08. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other Loan Documents represent and constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, superseding all prior oral or written negotiations or understandings between the parties. Neither this Agreement nor the other Loan Documents, nor any provisions thereof, may be changed, waived, discharged, or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

     SECTION 8.09. NO THIRD-PARTY RIGHTS. This Agreement is intended for the sole and exclusive benefit of the parties hereto, and nothing in this Agreement whether expressed or implied, shall be construed to give to any person, other than the parties hereto, any legal or equitable right, remedy, or claim in respect to this Agreement or the loan funds to be disbursed hereunder.

     SECTION 8.10. INDEMNIFICATION. Borrower agrees to protect, indemnify, defend, and save harmless, Lender and its directors, officers, agents, and employees from and against any and all liabilities, expense, damage of any kind or nature, and from any suits, claims, or demands, including, without limitation, reasonable legal fees and expenses on account of or resulting from (a) the development, ownership, condition, sale, financing, management, or operation of the Improvements and the Mortgaged Property; or (b) this Agreement (Including expenses and costs that Borrower is obligated to pay hereunder) or other Loan Documents, unless said suit, claim, or demands are caused by negligence or willful malfeasance of Lender. Upon demand by Lender, Borrower will defend any action or proceeding brought against Lender alleging a claim covered by this section, or Lender may elect to conduct its own defense at the expense of Borrower. The provisions of this section will survive the termination of this Agreement and the repayment of loan.

     SECTION 8.11. ATTORNEYS' FEES. If any lawsuit is commenced to enforce any of the terms of the Loan Documents, the prevailing party will have the right to recover its reasonable attorneys' fees and costs of suit, both at the trail and appellate level, from the other party.

     SECTION 8.12.  SEVERABILITY.  The invalidity or
unenforceability of any one or more of the provisions of this Agreement will in no way affect any other provisions.

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     SECTION 8.13. INTERPRETATION; CONFLICTS.  Whenever the
context requires, all words used in the singular will be construed as having been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Agreement are for convenience only and do not define or limit any terms or provisions. Nothing herein shall be construed to waive or diminish any right or security of Lender under the other Loan Documents. It is the purpose and intent hereof to provide safeguards, protections, and rights for Lender in addition to those provided in the other Loan Documents and to better secure Loan. This Agreement shall not be construed more strongly against any party regardless of who was more responsible for its preparation. In the event of a conflict between provisions in the Loan Documents, the more specific provision shall prevail.

     SECTION 8.14. COUNTERPARTS. This Agreement and any other agreement executed pursuant to it may be executed in any number of counterparts, each of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to Lender.

     SECTION 8.15 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement.

     SECTION 8.16. INTEREST. Anything in this Agreement or the Loan Documents to the contrary notwithstanding, it is understood and agreed by the parties that in no event shall interest (including any charge or fee held to be interest by a court of competent jurisdiction ) accrue or be payable under Loan in excess of the highest contract rate allowed by law for the time such indebtedness shall be outstanding and unpaid, and if by reason of the acceleration of maturity of such indebtedness, or for any other reason, interest in excess of the highest legal rate shall be due or paid, any such excess shall constitute and be treated as a payment on the principal thereof, and shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be waived or refunded to Borrower, as appropriate, provided such credit will not cure any Even of Default.

     SECTION 8.17 ADDITIONAL TAXATION. If in the future, the interest payable to Lender under the Loan Documents, or any other amount received by lender from Borrower under Loan, shall be taxable, in whole or in part, pursuant to the laws of the United States of American, State of Florida, or any subdivision thereof (excluding federal or state income tax), Borrower shall pay the same. In the even such payment, when added to interest, shall exceed the lawful interest rate under the laws of Florida, Lender, or its assigns, may at Lender's option, require full payment of Loan, including principal and accrued interest thereon upon sixty (60) days prior written notice.

     SECTION 8.18. RELIANCE O COVENANTS. All covenants, agreements, representations, and warranties made herein or in any other documents delivered by or on behalf of borrower pursuant to or in connection herewith are material and shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by Lender, and, except as may otherwise be exclusively set forth herein, all such covenants, agreements, warranties, and representations shall survive the making of Loan herein contemplated, and shall remain in effect until payment in full of Loan.

     SECTION 8.19. NO AGENCY. Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender, and nothing in this Agreement shall be construed to make Lender liable to anyone for goods delivered or services performed by them upon the Land or for debts or claims accruing to them against Borrower. Nothing herein shall be construed to create a contractual relationship between Lender and anyone supplying labor or Materials to the Land. The Lender's obligations are not for the benefit of or enforceable by any successor to or assignee of Borrower except as specifically provided otherwise herein.

-E-134-

     SECTION 8.20. LENDER NOT PARTNER OF BORROWER. Notwithstanding anything to contrary herein contained or implied, Lender by this Agreement or by any action pursuant thereto, shall not be deemed a partner of or a joint venturer with Borrower, and Borrower hereby indemnifies and agrees to hold Lender harmless (including payment of all reasonable attorneys' fees) from any and all claims or damages resulting from such a construction of the parties' relationship.

     SECTION 8.21. BORROWER'S ESTOPPEL CERTIFICATE. At Lender's request at any time or times after Closing Date, borrower shall execute an estoppel certificate stating the unpaid amount of Loan and that no defense or setoffs exist with respect thereto.

     SECTION 8.22. CHOICE OF LAW; VENUE. The validity, interpretation, and enforcement of the Loan documents, and all other instruments and documents executed and delivered in connection with this transaction shall be governed by the laws of Florida, excluding those laws relating to resolution of conflict between laws of different jurisdictions. The parties agree that in the even of the institution of a legal or equitable proceeding arising out of the Loan Documents that the venue for any such proceeding or action shall be in Collier County, Florida.

     SECTION 8.23. COMMUNICATIONS. Any notice, request, demand, consent, approval, or other communication provided or permitted hereunder shall be in writing and be sent by United States first class mail or registered mail return receipt requested, postage prepaid, addressed to the party for whom it is intended at the following addresses:

               If to Borrower:

               GANESH HOSPITALITY, INC.
               GRANJAC RESORTS, INC.
               Attention: Stephen C. Mullen
               8440 North Tamiami Trail
               Sarasota, FL  34243

               If to Lender:

               INTERBANK FUNDING CORPORATION
               1733 Connecticut Avenue NW
               Washington, DC  20009

providing, however, that either party may change its address or specify additional copy recipients for purposes of receipt of any such communication by giving at least ten (10) days written notice of such change to the other party in the manner above prescribed.

     SECTION 8.24. FREE AND VOLUNTARY ACT OF BORROWER. This Agreement is freely and voluntarily entered into by Borrower upon advice of legal counsel or following reasonable opportunity to consult legal counsel, and following negotiations with Lender and/or Lender's counsel concerning various provisions hereof.

     SECTION 8.25 WAIVER OF JURY TRIAL.  FOR AND IN CONSIDERATION
OF LENDER'S ADVANCEMENT OF THE PRINCIPAL SUM, HEREUNDER IN THE
AMOUNT OF $950,000.00, THE UNDERSIGNED, BEING AN EXPERIENCED
PARTICIPANT IN

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
SOPHISTICATED LOAN TRANSACTIONS, AND HAVING
CONSULTED WITH COUNSEL OF ITS CHOOSING, HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (1) BROUGHT BY THE UNDERSIGNED, THE HOLDER OR ANY OTHER PERSONS RELATING TO (A) THE LOAN OR (B) THE SECURITY DOCUMENTS OR (2) TO WHICH THE HOLDER IS A PARTY. THE UNDERSIGNED HEREBY AGREES THAT THIS NOTE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRAIL BY JURY, AND THE UNDERSIGNED DOES HEREBY CONSTITUTE AND APPOINT THE HOLDER ITS TRUE AND LAWFUL ATTORNEY IN FACT, WHICH APPOINTMENT IS COUPLES WITH AN INTEREST, AND THE UNDERSIGNED DOES HEREBY AUTHORIZE AND EMPOWER THE HOLDER, IN THE NAME, PLACE, AND STEAD OF THE UNDERSIGNED, TO FILE THIS NOTE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY. THE UNDERSIGNED ACKNOWLEDGES THAT ITS WAIVER OF TRIAL BY JURY HAS BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY THE UNDERSIGNED AS PART OF A BARGAINED FOR LOAN TRANSACTION.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                                   "LENDER"

                                   INTERBANK FUNDING CORPORATION
                                   A Delaware Corporation


                                   By:

                                   "BORROWER"

                                   GANESH HOSPITALITY, INC.
                                   A Florida Corporation


                                   By:


                                   AND

                                   GRANJAC RESORTS, INC.
                                   A Florida Corporation


                                   By:

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
                  INTERBANK FUNDING CORPORATION
                      COMMERICAL LOAN NOTE
                        Business Purpose



$950,000.00                                            Sarasota
Florida
                                                  June 23, 1999

     FOR VALUE RECEIVED, the undersigned ("Borrower"), jointly and severally if more than one, promise to pay to the order of INTERBANK FUNDING CORPORATION (hereinafter called the "Lender") which term shall include any holder hereof) at such place as the Lender may designate or, in the absence of such designation, at any of the Lender's offices, the sum of Nine Hundred Fifty Thousand and No/100 Dollars ($950,000.00) (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The undersigned promise to pay the Principal Sum and the interest thereon at the time(s) and in the manner(s) hereinafter provided in this note (this "Note").

     This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan Agreement (hereinafter called the "Loan Agreement") of even date herewith, and all the covenants, representations, agreements, terms and conditions therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

Interest will accrue on the unpaid balance of the Principal Sum until paid at a rate of twelve percent (12%) per annum, which interest shall be paid monthly by Borrower as a preferred return to Lender after payment of operating cost and fixed expenses, all reserves, taxes and debt service on the first mortgage encumbering real property owned by Ganesh Hospitality, Inc., but excluding management fees (the "Preferred Returned").

Upon default, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest if any, until paid at a rate of interest per annum, equal to the highest interest rate permitted by law.

All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum of any part thereof remains unpaid. There shall be no penalty for prepayment.

GAURANTEED RATE OF RETURN AND EQUITY PARTICIPATION

After payment to lender of the Preferred Return and payment of management fees, Borrower will pay to Lender fifty percent (50%) of remaining cash flow from operations of Ganesh Hospitality, Inc., until Lender has received a twenty percent (20%) internal rate of return ("IRR") on its capital (including in IRR all fees paid to Lender in connection with the Loan). Notwithstanding anything to the contrary herein, following any fiscal year (June 23 to June 22) prior to the maturity date of extended maturity date in which Lender does not receive and IRR of 20%, the shortfall will be accrued and all cash flow of Ganesh Hospitality, Inc. shall be paid to Lender until Lender's IRR for the term of the Loan through the applicable date of payment equals 20%.

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
After an IRR of 20% has been achieved, and continuing until a Final Disposition, the cash flow of Ganesh Hospitality, Inc. shall be distributed forty percent (40%) to Lender, and sixty percent (60%) to Stephen C. Mullen and Grant S. Mullen, as their interests may appear. For purposes of this provision, "the cash flow of Ganesh Hospitality, Inc." shall mean Ganesh Hospitality, Inc.'s total receipts from operations, including any proceeds of refinance of sale, less payment of all operating costs and fixed expenses, including management fees, taxes all reserves, debt service on the fist mortgage encumbering the real property owned by Ganesh Hospitality, Inc., the Preferred Return and Lender's IRR. "Final Disposition" shall mean conveyance of the real property of Ganesh Hospitality, Inc. to an unrelated third party for consideration equal to or greater than the fair market value of the property. A sale to a related party shall not constitute a Final Disposition.

MANNER OF PAYMENT

Interest on the unpaid principal balance of the Note shall be paid monthly, commencing on the first day of August 1999, and on the first day of each month thereafter. The Principal Sum and any accrued interest shall be due and payable on or before June 22, 2002; provided however, that Borrower is not then in default. Borrower shall have the option to extend the maturity date for an additional year, upon the approval of the Lender, which approval shall not be unreasonably withheld.

LATE CHARGE

Any installment of other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

As security for the payment of the obligations evidenced hereby, and of all other obligations and liabilities of the undersigned, and each of them, to the Lender, whether now existing or hereafter arising, the undersigned hereby grant the Lender a security interest or mortgage in the following property, including all substitutions and additions thereto, and the proceeds thereof (all, together with any other property in which the Lender shall at any time be given a security interest, hereinafter referred to as the "Collateral"):

          25% of the outstanding shares of Ganesh Hospitality, Inc., by pledge or transfer; and all of the shares of Granjac Resorts, Inc., by pledge, and an assignment of the Management Contract between the undersigned and Granjac Resorts, Inc.

If, at the time of payment and discharge hereof, any of the undersigned shall be then directly or contingently liable to the Lender as maker, endorser, surety or guarantor of any other note, bill of exchange, or other instrument, then the Lender may continue to hold any of the Collateral as security therefor, even though this Note shall have been surrendered to the undersigned. The Lender shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the laws of the State of Florida, and the undersigned shall be liable for any deficiency.

DEFAULT

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
Upon the occurrence of any of the following events:

     (a) the undersigned fail to make any payment of principal on any note executed in connection with the Loan Agreement on or before the date such payment is due;

     (b) the undersigned fail to make any payment of interest on any note executed in connection with the Loan Agreement on or before five days after the date such payment is due;

     (c) the undersigned fail to perform or observe any covenant contained in the Loan Agreement;

     (d) the undersigned fail to comply with any other provision of the Loan Agreement, and such failure continues for more than 30 days after such failure shall first become known to any officer of the undersigned;

     (e) any warranty; representation or other statement by or on behalf of the undersigned contained in the Loan Agreement or in any instrument furnished in compliance with or in reference to the Loan Agreement is false or misleading in any material respect;

     (f) the undersigned become insolvent or bankrupt, or make an assignment for the benefit of creditors, or consent to the appointment of a trustee, receiver or liquidator;

     (g) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the undersigned and, in the case of any such proceedings being instituted against the undersigned, remain undismissed for a period of 60 days;

     (h) a final judgment or judgments, from which no further right of appeal exists, for the payment of money aggregating in excess of $50,000.00 is or are outstanding against the undersigned and any one of such judgments has been outstanding for more than 30 days from the date of its entry and has not been discharged in full or stayed;

     (i) the undersigned fail to make any payment or to perform or observe any covenant owing to the Lender or to any third party pursuant to any agreement (other than in connection with accounts payable arising in the ordinary course of business), and any applicable grace period has expired; or

     (j) the property furnished as security declines in value, and the undersigned do not immediately, upon demand, furnish additional security satisfactory to the Lender; or

then the Lender may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby; the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

     All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest and diligence in

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
bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Lender shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitutions, renewal or extension.

     The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Florida.

WAIVER OF JURY TRIAL

FOR AND IN CONSIDERATION OF LENDER'S ADVANCEMENT OF THE PRINCIPAL SUM HEREUNDER IN THE AMOUNT OF $950,000.00, THE UNDERSIGNED, BEING AN EXPERIENCED PARTICIPANT IN SOPHISTICATED REAL ESTATE VENTURES, AND HAVING CONSULTED WITH COUNSEL OF ITS CHOOSING, HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (1) BROUGHT BY THE UNDERSIGNED, THE HOLDER OR ANY OTHER PERSONS RELATING TO (A) THE LOAN OR (B) THE SECURITY DOCUMENTS OR (2) TO WHICH THE HOLDER IS A PARTY. THE UNDERSIGNED HEREBY AGREES THAT THIS NOTE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND THE UNDERSIGNED DOES HEREBY CONSTITUTE AND APPOINT THE HOLDER ITS TRUE AND LAWFUL ATTORNEY IN FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND THE UNDERSIGNED DOES HEREBY AUTHORIZE AND EMPOWER THE HOLDER, IN THE NAME, PLACE, AND STEAD OF THE UNDERSIGNED, TO FILE THIS NOTE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTIONAS A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY. THE UNDERSIGNED ACKNOWLEDGES THAT ITS WAIVER OF TRIAL BY JURY HAS BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY THE UNDERSUGBED AS PART OF A BARGAINED FOR LOAN TRANSACTION.

BORROWER
GANESH HOSPITALITY, INC
A Florida corporation

By: _______________________
Stephen C. Mullen, President

AND

GRANJAC RESORTS, INC.,
A Florida corporation

By: _____________________
Stephen C. Mullen, President

-E-140-

                AGREEMENT NOT TO FURTHER ENCUMBER

     THIS AGREEMENT (hereinafter referred to as "this Agreement"), made and entered into as of the 23 day of June, 1999, by and between INTERBANK FUNDING CORPORATION, a Delaware corporation (hereinafter referred to as "InterBank"), 1733 Connecticut Avenue, NW, Washington, DC 20009, and GANESH HOSPITALITY, INC., a Florida corporation, (hereinafter referred to as "Owner"), 8440 North Tamiami Trail, Sarasota, Florida 34243

WITNESSETH

     WHEREAS, Owner has requested InterBank to participate in the purchase of its corporate stock, and InterBank desires to participate upon the terms and subject to the conditions set forth in a certain Agreement between the parties of even date herewith; and

     WHEREAS, the principal asset of Owner, a hotel property, is encumbered by a Mortgage, Security Agreement, and Assignment of Rents made by Owner to Citrus Bank as security for the obligations of Owner to Citrus (the "Mortgage"), creating a first lien on, and security interest in, the property described therein, as the same may be supplemented or amended from time to time; and

     WHEREAS, InterBank desires certain assurances with respect to title to the real and personal property and rights in property described in, and encumbered by the Mortgage (the "Mortgaged Property"), the real property being more particularly described in Exhibit A attached hereto and incorporated herein: and

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby the parties covenant and agree as follows:

     1. Owner shall not, without the prior written consent of InterBank, which consent may be withheld in InterBank's sole discretion, grant or permit to be created any lien, security interest or other encumbrance, other than encumbrances existing and of record on the date hereof, covering any of the Mortgaged.

     2.   Owner agrees to provide to InterBank Funding Corporation,
       Attention: Simon A. Hershon,
1733 Connecticut Avenue, NW, Washington, DC 20009 ("InterBank"), copies of all notices to Borrower received by Owner pursuant to the Mortgage, within 3 business days after receipt of same by Owner.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first written.

"INTERBANK"

INTERBANK FUNDING CORPORATION,
A Delaware corporation
__________________________

Print Witness Name:______________

_____________________________
                                 By:__________________________________________
                                    Simon A. Hershon, CEO

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
Print Witness Name:_______________

________________________________

"OWNER"

GANESH HOSPITALITY, INC.
A Florida corporation
__________________________

Print Witness Name:______________

_______________________________    By:
______________________________________
                                        Stephen C. Mullen,
     President
Print Witness Name:______________



STATE OF       District of Columbia
COUNTY OF      ________________

     The foregoing instrument was acknowledged before me this 13th day of July, 1999, by Simon A. Hershon as Ceo of INTERBANK FUNDING CORPORATION, a Delaware corporation, on behalf of the corporation. He is / X / personally known to me or /____/ has produced _______________________ as identification and did (did not) take and oath.

     My Commission Expires:   2-14-01
______________________________
                                             NOTARY PUBLIC


     ______________________________
                                             (Type or Print Name)

                                             (NOTARY SEAL)

     STATE OF FLORIDA
     COUNTY OF ____________

          The foregoing instrument was acknowledged before me this 23 day of June, 1999, by Stephen C. Mullen as President of GANESH HOSPITALITY, INC., a Florida corporation. He is /___/ personally known to me or /___/ has produced ______________ as identification and did (did not) take an oath.

     My Commission Expires:
                                             ______________________________
                                             NOTARY PUBLIC


                                             ______________________________
                                             (Type or Print Name)

                                             (NOTARY SEAL)
-E-142-

EXHIBIT A



     Legal Description

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
               GUARANTY OF PAYMENT AND PERFORMANCE



     FOR VALUE RECEIVED and for the purpose of inducing INTERBANK FUNDING CORPORATION, a Delaware corporation (hereinafter referred to as "Lender"), 1733 Connecticut Avenue, NW, Washington, DC 20009, to make and/or renew loans in the amount of Nine Hundred Fifty Thousand Dollars ($950,000.00) to GANESH HOSPITALITY, INC. and GRANJAC RESORTS, INC., (hereinafter together called "Borrower"), 8440 North Tamiami Trail, Sarasota, Florida 34243, from which the undersigned, STEPHEN C. MULLEN, ("Guarantor") expects to derive direct monetary benefit, agrees for the benefit of IFC as follows:

     1. Guarantor hereby guarantees to IFC the full and prompt payment, whether ate stated or accelerated maturity or otherwise, of any and all principal, interest, damages, losses, costs, charges, expenses and liabilities, whether fixed or contingent (collectively the "Indebtedness") and the complete, faithful and punctual performance of any and all other obligations (collectively) the "Obligations") of Borrower to IFC under the terms and conditions of (a) the Loan Agreement, of even date herewith, by and between Borrower and IFC (the "Loan Agreement") pertaining to such loan; (b) the Note, of even date herewith, made by Borrower to IFC, in the principal amount of Nine Hundred Fifty Thousand Dollars (950,000.00) and any and all renewals, amendments, modifications, reductions and extensions thereof, and substitutions therefor (the "Note") evidencing such loan; (c) the Security Agreement, of even date herewith, granted by Borrower to IFC (the "Security Agreement") securing such loan; and (d) any other instrument, document, certificate or affidavit heretofore, now or hereafter given by Borrower evidencing or securing all or any part of the foregoing ( the same, together with the Loan Agreement and the Note collectively the "Loan Documents"), provided Borrower's nonpayment or nonperformance arises from any of the following acts of Borrower, or any agent, employee, officer, director or principal of Borrower:

          (a) Any loss, damages, or costs (including attorneys' fees and litigation expenses) caused by fraud or intentional material misrepresentation by any of said parties; or

          (b) The intentional misappropriation by Borrower of any condemnation or insurance proceeds, or other similar funds or payments attributable to Borrower's real property which may be paid to Borrower and which under the terms of the Mortgage (as defined in the Loan Agreement) or any other Loan Documents should be paid to Lender; or

          (c) The intentional misapplication by Borrower of any rentals from Borrower's real property received by or on behalf of Borrower and not used in connection with said property or as otherwise required by and Loan Document subsequent to the date on which Lender gives Borrower written notice of an Event of Default; or

          (d) Borrower's intentional failure to pay any Preferred Return or Internal Rate of Return attributable to funds received by or on behalf of Borrower relating to transactions giving rise to lender's entitlement thereto.

     2. Guarantor agrees that, if any of the Indebtedness shall not be paid or any of the Obligations shall not be performed by Borrower in accordance with the terms and conditions of the

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
     Loan
     Documents due to any of the foregoing acts, Guarantor shall immediately so pay such Indebtedness and so perform such Obligations and the same shall become the direct and primary indebtedness and obligation of Guarantor.

     3. The liability of Guarantor under this Guaranty of Payment and Performance (the "Guaranty") is independent of the Indebtedness and Obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor regardless of whether any action is brought against Borrower or whether Borrower be joined in any such action or actions. There shall be no duty or obligation of IFC to exhaust any remedy in law or in equity against Borrower or any security before bringing suit or instituting proceedings of any kind against Guarantor.

     4. Guarantor represents that, at the time of the execution and delivery of the Guaranty, nothing exists to impair the liability of Guarantor hereunder or the immediate effectiveness of the Guaranty.

     5. The liability of Guarantor hereunder shall continue until full payment of the Indebtedness and full performance of the Obligations, it being the intention hereof that Guarantor shall remain liable for the payment of the Indebtedness and for the performance of the Obligation notwithstanding any act, omission or event which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor. Without limiting the generality of the foregoing, the liability of Guarantor hereunder shall not be affected or impaired on account of the following events:

          (a) any execution of any guaranty by any other Guarantors, whether now or hereafter, or any invalidity or unenforceability of any such guaranty;

          (b) any impairment, modification, release, discharge or limitation of liability of Borrower or any other Guarantors, or any stay of lien enforcement proceedings against any of the same or their respective property, resulting from any receivership, insolvency, bankruptcy, dissolution, merger, reorganization or other similar proceeding under any present or future provision of the United States Bankruptcy Code or any other similar federal or state law or under the decision of any court;
          (c) any voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower;

          (d) any determination the Borrower is not liable for the payment of the Indebtedness or the performance of the Obligations because the act creating the Indebtedness or obligations is ultra vires, because the officers or persons creating the Indebtedness or Obligations acted in excess of their authority, because of any exculpatory provision in the Loan Documents, because of any federal or state law or decision of any court, because of any illegality, irregularity, invalidity or unenforceability, in whole or in part, of the Loan Documents or otherwise; or

          (e) any failure of IFC to accelerate the maturity of the Indebtedness or the Obligations upon default thereon, to preserve the liability of any person for payment of the Indebtedness or performance of the Obligations, to take security therefor, to perfect its interest in any security taken or to exercise or enforce, by legal proceedings or otherwise, its rights against Borrower, any other person or any security taken;

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
     whether or not Guarantor shall have any notice or knowledge of any of the foregoing. Further, no delay in exercising any right, power or privilege under this Guaranty or the Loan Documents shall operate as a waiver of such right, power or privilege.

     6. Guarantor authorizes IFC to deal in any manner with the Indebtedness and the Obligations and with the security of every kind and character given to secure the payment and performance thereof, provided that the principal portion of the Indebtedness shall not be increased above the amount aforesaid without the written consent of Guarantor, and consents to each action or omission of IFC pursuant to such authority. Without limiting the generality of the foregoing, Guarantor authorizes IFC, form time to time and whether one or more times. To amend, modify or supplement any or all of the Loan Documents or any right, remedy or power thereunder, including without limitation, any condition precedent to loan advances or any right with respect to requiring additional security; accept additional or replacement security; or release or surrender security.

     7. The liability of Guarantor hereunder and the rights of IFC hereunder shall be reinstated and revived with respect to any amount at any time paid against the Indebtedness that thereafter is required to be resorted or returned by IFC as a result of insolvency, bankruptcy, reorganization or other similar proceedings affecting Borrower, Guarantor, any other Guarantors or any other person, or any of the assets of the same, or as a result of any other fact or circumstances, all as though such amount had not been paid.

     8.   Guarantor waives:

          (a) notice of acceptance of the Guaranty by IFC, of loan advances by IFC and of presentment for payment, nonpayment or dishonor or protest of any of the Indebtedness of any person or entity pledged to IFC as security for the Indebtedness or the Obligations;

          (b) any and all defenses, offsets and counterclaims of Borrower to liability under the Loan Documents or of Guarantor under this Guaranty, whether now existing or hereafter arising;

          (c) any duty on the part of IFC to disclose to Guarantor any fact or facts it may now of hereafter know about Borrower, regardless of whether IFC has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and remaining informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonpayment of the Indebtedness or nonperformance of the Obligations; and

          (d) any and all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security or any other claim, as that term is defined in the United States Bankruptcy Code and any amendments, which Guarantor may now have or later acquire against Borrower, against any other entity directly or contingently liable for the payment of the indebtedness or performance of the Obligations or against the security for the Indebtedness or the Obligations, arising from

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
          the existence or payment of the Indebtedness or existence or performance of the Obligations under this Guaranty.

     9. Whether or not due IFC from Borrower, Guarantor agrees to pay to IFC all damages, losses, cost, charges, expenses, and liabilities of every kind, nature and description suffered or incurred by IFC, including without limitation attorneys' fee, arising in any manner out of, growing out of or connected in any way with the enforcement of this Guaranty.

     10. Guarantor subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to the Indebtedness and agrees that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the Indebtedness or the Obligations.

     11. Guarantor warrants and represents to IFC that all financial statements heretofore delivered by Guarantor to IFC are true and correct and that there have been no material adverse changes as of the date hereof. Guarantor shall deliver to IFC then current balance sheets, income and expenses statements and such other financial information as IFC may require, within ninety (90) days after the end of each fiscal year of Guarantor and when otherwise requested by IFC, and tax returns, within thirty (30) days after the last date that the same can be filed without imposition of a penalty for late filing. All financial statements shall be prepared in accordance with generally accepted accounting principles or otherwise in form acceptable to IFC. IFC reserves the right to require not more often than annually audited or certified financial information by a certified public accountant acceptable to IFC.

     12. Nothing herein contained, nor contained in any of the other Loan Documents, shall be construed or so operate as to require Guarantor to pay interest in an amount or at a rate greater than higher rate permissible under applicable law. Should any interest or other charges paid by Guarantor result in the computation or earning of interest in excess of the highest rate permissible under applicable law, then any and all such excess shall be and the same is waived IFC, and all such excess shall be automatically credited against and in reduction of the principal sum, and any portion of said excess which exceeds the principal sum shall be paid by IFC to Guarantor, it being the intent of the parties hereto that under no circumstances shall Guarantor be required to pay interest in excess of the highest rate permissible under applicable law. All interest paid or agreed to be paid to IFC shall, to the extent permitted under applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the indebtedness, including the period of any renewal or extensions thereof, so that interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. Notwithstanding anything to the contrary herein contained, in the event that the interest rate to be charged hereunder ever exceeds the highest rate permissible under applicable law, thereby causing the interest accruing to be limited to such rate, then any subsequent reduction in the interest rate to which Guarantor would otherwise be entitled shall be held in abeyance until the total amount of interest accrued equals the amount of interest which would have accrued had the interest rate not been limited to the highest rate permissible under applicable law.

     13. Any notice required or permitted to be given hereunder shall be writing. If mailed by fist class United States mail, postage prepaid, registered or certified with return receipt requested then such notice shall be effective upon its deposit in the mails. Notice given in any other

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
     manner shall be effective only
     if and when received by the addressee. For purposes of notice, the addresses of Guarantor of IFC shall be set forth below; provided however, that wither party shall have the right to change such party's address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' written notice to the other party.

          If to Guarantor:    STEPHEN C. MULLEN
                         GANESH HOSPITALITY, INC.
                         8440 North Tamiami Trail
                         Sarasota, Florida 34243

          If to IFC:          SIMON A. HERSHON
                         INTERBANK FUNDING CORPORATION
                         1733 Connecticut Avenue, NW
                         Washington, DC 20009


     14. Whenever any amount is payable to IFC hereunder, IFC shall have the right to set off such amount against amounts owing to Guarantor by IFC, whether or not then due and payable, and against all other funds or property of such Guarantor on deposit with or otherwise held in the custody of IFC, all without notice to or demand on Guarantor, such notice and demand being waived.

     15. All rights and remedies of IFC are cumulative and not alternative. If any provision or any part of any provision contained in the Guaranty shall for any reason be held or deemed to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or remaining part of the affected provision of the Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, and the remaining provisions of this Guaranty shall remain in full force and effect.

     16. Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by IFC or its endorses, transferees, successors and assigns, and shall be binding upon and enforceable against Guarantor and Guarantor's legal representatives, heirs, successors, and assigns. This Guaranty may be assigned by IFC in whole or in part.

     17. This Guaranty is executed by Guarantor at Sarasota, Sarasota County, Florida. This Guaranty is delivered in the State of Florida and is to be governed by and construed in accordance with the laws of the State of Florida. Guarantor consents to, and by execution of this Guaranty submits to, the personal jurisdiction of the Court of Collier County, Florida and United States District Court for the purposes of any judicial proceedings which are instituted for the enforcement of this Guaranty. Guarantor agrees that venue is proper in either of said courts.

     18. This is the entire agreement and there are no other oral or written agreements and no understandings affecting the terms hereof. This Guaranty may be modified only by subsequent written agreement executed by Guarantor and IFC

     IFC, BY ACCEPTANCE OF THIS GUARANTY, AND GUARANTOR HEREBY
     MUTUALLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE

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
     FOR THE BENEFIT OF THE OTHER ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOULDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THIS GUARANTY OR THE LOAN DOCUMENTS, THE TRANSACTIONS RELATED THERETO OR THE RELATIONSHIP ESTABLISHED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO IFC AND GUARANTOR TO ENTER INTO THIS TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND, OR MODIFY IFC'S ABILITY TO PURSUE ITES REMEDIES.

          IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed this 23 day of June, 1999.

     __________________________________
     STEPHEN C. MULLEN

     STATE  OF ____________
     COUNTY OF ____________

          The foregoing instrument was acknowledged before me this 23 day of June, 1999, by STEPHEN C. MULLEN

     NOTARY PUBLIC
     Commission
     Expiration________________

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

          COLLATERAL ASSIGNMENT OF MANAAGEMENT CONTRACT

     THIS COLLATERAL ASSIGNMENT OF MANAGEMENT CONTRACT (the "Assignment"), made and entered into as of the 15th day of May, 1998, by and between INTERBANK FUNDING CORPORATION, a Delaware corporation (hereinafter referred to as "Lender," such term to include subsequent holders, if any, of the Note which this Assignment secures), 1733 Connecticut Avenue, NW Washington, DC 20009, and GANESH HOSPITALITY, INC., a Florida corporation and GRANJAC RESORTS, INC., (hereinafter together referred to as "Borrower"), 8440 North Tamiami Trail, Sarasota, Florida 34243.

     Recitals of Fact

          A. Borrower is obtaining financing from Lender on this date and, in connection therewith, has executed (i) a Loan Agreement evidencing the loan ("Loan Agreement") this same date, between Lender and Borrower (ii) a Commercial Loan Note ("Note") this same date, payable to the order of Lender, in the principal amount of Nine Hundred Fifty Thousand Dollars ($950,000.00), bearing interest at the rate per annum specified therein; (iii) a Security Agreement and Financing Statements ("Security Agreement") encumbering all of the corporate shares of Borrower; and (iv) certain other documents creating liens, granting security interest, or otherwise evidencing or securing the loan ("Loan") by Lender to borrower (all of which such documents, whether or not listed in the preceding sentence, are hereinafter collectively referred to as the "Loan Documents").

     C. In order to induce Lender to make the Loan, Borrower has agreed to make the assignment herein as primary and not as secondary security for the Note.

                            Agreement

          In order to induce Lender to make the Loan, and as a condition to the making of the Loan and in consideration thereof, Borrower hereby covenants, warrants and agrees that the foregoing recitals are true and correct, and incorporated herein by this reference, and further agrees as follows:

     1. Assignment. Borrower, as assignor, hereby unconditionally assigns, transfers and sets over into Lender, as assignee, all of Borrower's right, title and interest, whether now or hereafter acquired, in and to that certain Management and Operating Agreement by and between Granjac Resorts, Inc. ("Granjac") and Borrower, dated June 10,1999 (the "Contract").

     2. Term of Assignment. This Assignment shall remain in affect until (a) the Note is paid in full and all other obligations contained in any of the Loan Documents are fully and completely satisfied or (b) this Assignment is voluntarily released by Lender (without thereby implying any obligation on the part of Lender to do so). If at any time payment of any amounts paid under any of the Loan Documents is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances, this Assignment shall continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made, notwithstanding the release of this Assignment of public record. No judgement or decree which may be entered on any debt secured or intended to be secured by the Security Agreement or any other Loan Documents shall lessen the effect of this instrument. This Assignment shall remain in full effect during the pendency of any foreclosure proceedings under the Security Agreement or any of the other Loan Documents, both before and after sale, until the issuance of a deed to the foreclosure sale purchaser.

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
     3. Rights of Borrower Prior to Default. As of execution of this Assignment and until Lender notifies Borrower or other parties as provided below, and further provided that no Event of Default (as defined in the Loan Documents) has occurred which remains uncured, Lender elects not to exercise any rights under the Contract. Rather, Lender agrees that Borrower may exercise all such rights. However, if a default occurs in the making of any payments due under the Note or such other Event of Default (as that term is defined in the Note of the Security Agreement) occurs, the Lender shall have the rights specified below.

4. Borrower's Covenants. Borrower covenants and agrees as follows:

          4.1 Lender shall not in any way be responsible to Borrower for the performance of any obligations of Borrower under the Contract, or for any failure to do any or all of the actions for which rights, interests, power and authority are herein granted. Borrower will make no claim against Lender respecting the Contract and shall defend and indemnify Lender against any claims by third parties against Lender alleging any liability of Lender for any of the matters described in this Section 4.1. The failure of Lender to take any of the actions or exercise any of the rights, interest, powers and/or authority granted to Lender hereunder, shall not be construed to be a waiver of any of the rights, interest, powers, or authority granted to Lender hereunder.

          4.2 Borrower will execute upon the request of Lender any and all further documents, assignments or instruments which Lender deems appropriate or necessary to evidence or effectuate this Assignment or grant or confirm the right and authority assigned to Lender hereunder.

          4.3 During the term of this Assignment, Borrower will not cancel or terminate the Contract, amend or modify any terms of the Contract, other than in the reasonable and ordinary course of business, without the written consent of Lender, which consent shall only be required for amendments in excess of $1,000.00. However, Borrower shall notify Lender of any cancellation of or amendments or modifications to the Contract.

          4.4 After an Event of Default as defined in the Loan Documents has occurred which remains uncured, Borrower specifically gives its consent and authorization to any court of competent jurisdiction to issue, by ex-parte hearing, such order or orders as may be appropriate or necessary to enforce there terms of this Assignment, granting to Lender such powers, orders or authority as Lender shall need or desire to enforce this Assignment. Any such court is directed not to require any bond of Lender, the parties agreeing that time is of the essence to protect the interests of Lender and Borrower.

          4.5 Borrower will, at Borrower's sole cost and expense, appear in and defend any action growing out of or in any manner connected with the Contract or any of the obligations or liabilities of the Borrower or any persons in connection therewith. Borrower will, at least 20 days prior to the filing of any litigation or responsive pleading, first notify Lender, in writing, of such intended action, reserving unto Lender the right to take any such action as Lender may deem reasonably necessary under the circumstances.

          4.6 Borrower will fulfill and perform each and every obligation which is incumbent upon Borrower under the Contract.

          4.7 In the ordinary course of business Borrower will enforce, at its sole cost and

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
expense, short of termination of the Contract, the performance and observance of each and every covenant and condition required of the other contracting party under the Contract

     5. Representations and Warranties: Additional Covenants. Borrower makes the following representations and warranties to Lender, and enters into the following additional covenants, with the intention and expectation that Lender will rely upon the same in entering into this Assignment:

          5.1 Borrower knows of no present defaults in the performance of any of the terms and conditions contained in the Contract, which would substantially affect the operation of the Property.

          5.2 Borrower has not executed any prior assignments of the Contract, and will not in the future execute any assignments of the same, other than this Assignment.

          5.3 Borrower has not performed any acts or executed any other documents, and will not take any action or execute any other documents, which might prevent, limit or restrict Lender from enforcing any of the terms or conditions of this Assignment, exercising any of its rights or remedies hereunder, or functioning as the successor to Borrower under the Contract.

          5.4 Borrower will take all steps necessary to ensure that all contracting parties and all other parties and all other parties affected by the Contract will look to, and accept Lender in substitution of Borrower if Lender elects to exercise its rights hereunder.

          5.5 No oral agreements or contracts shall be binding upon Lender unless otherwise agreed to and accepted by Lender.

     6. Events of Default. An event of default shall exist under this Assignment upon the happening of any one or more of the following events (each an "Event of Default"):

          6.1 Failure of Borrower to pay any principal of, interest on or other amount due under the Note within no later than five days from when the same is due, whether at maturity by acceleration or otherwise.

          6.2 An Event of Default, as defined in the Note or the Security Agreement, occurs.

          6.3 Borrower's breech of any covenant, agreement or obligation under this
Assignment.

     7.   Lender's Remedies Upon Default.

          7.1 Upon the occurrence of an Event of Default as defined above, Borrower's right to enjoy the privileges under the Contract shall immediately terminate, and Lender's right under the assignments created by this Assignment shall become fully effective. Lender will have the rights at its option, to enforce and to exercise any or all of its rights under this Assignment or otherwise, but Borrower expressly agrees that Lender's exercise of any rights hereunder shall not be prerequisite or precondition to the full effectiveness and enforceability, of Lender's rights hereunder.

          7.2 In such event, and upon Lender's election, Borrower shall deliver to Lender the Contract. Any oral contracts shall be described in a writing delivered by Borrower to Lender.

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
          7.3 Lender, at its option, and without any notice whatsoever to Borrower, shall have the right and is hereby authorized to: (a) notify the other party to the Contract that Lender is exercising its rights under this Assignment; (b) take such further action as may be appropriate or necessary to take its position as the assignee of Borrower's rights under the Contract; (c) sue to enforce the performance of the Contract in the name of Borrower or Lender: (d) delegate any and all rights and powers given to Lender by this assignment; (e) have a receiver appointed; and (f) use such measures, legal or equitable, as in its sole discretion may carry out and effectuate the provisions of this Assignment. All such actions shall be taken at the sole expense of the Borrower, who agrees to reimburse Lender for all amounts expended, together with interest thereon from the date of expenditure at the Default Rate stated in the Note, upon demand.

     8. Instructions to Other Contracting Parties. This Assignment constitutes an express direction and full authority to any other party to the Contract to render any performance directly to Lender, upon Lender's request. No proof of default shall be required. Any such other contracting party is hereby irrevocable authorized to rely upon and comply with any notice or demand by the Lender for the rendering of any performance to the Lender under the Contract. The other contracting party shall not be liable to Borrower, or any person claiming under Borrower, for rendering any performance to Lender. The other contracting party shall have no obligation or right to inquire whether any default has actually occurred or is then existing. By its execution of this Assignment, Borrower irrevocably joins in, consents to, and makes and delivers the above instructions to all of the other parties under the Contract.

     9. Lender as Agent. Lender is and will be acting solely as an agent of Borrower in taking any actions in connection with the Contract. Lender assumes no responsibility or liability in any other capacity. Lender shall not be obligated to perform any obligation or duty, or discharge any liability under the Contract, or under or by reason of this Assignment.

     10. Remedies Cumulative. The remedies provided in this Assignment and in the other Loan Documents are cumulative and not mutually exclusive. The remedies can be exercised successively or concurrently, as many times as and whenever the occasion may arise, and the exercise of any one or more remedies shall not be a waiver of or preclude the exercise of any one or more remedies at the same or any later time for the same or any later default.

     11.  Liability of Lender.

          11.1 In Lender's exercise of the powers granted Lender by this Assignment, no liability shall be asserted or enforced against Lender, and Borrower expressly waives and releases Lender from all such liability.

          11.2 Lender shall not be responsible for any failure to perform any covenants in the Contract, either before or after the exercise of any assignments or remedies contained in this Assignment.

          11.3 In accepting the assignments herein described, and in exercising any of the remedies provided herein or taking any of the actions which are authorized herein, Lender will be acting solely and exclusively as agent for Borrower in attempting to obtain payment to Lender of the amounts which Lender is to receive pursuant to the Note. The parties acknowledge that in so doing, Lender will not be or be deemed to be an "owner" or "operator" of the Property under any environmental statute, law, regulation or ordinance, or for any other purpose and will not be assuming any obligations of Borrower to fully comply with all such statutes, laws, regulations, or ordinances, as more particularly

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
described I the Security Agreement. Borrower will specifically defend and indemnify Lender against any such liability, cost, loss, or expense.

     12.  Indemnity.

          12.1 Borrower agrees to defend and indemnify the Lender from and against any and all liability, loss, damage, and expense (including all attorneys' fees and expenses through litigation and all appeals) which Lender may or might incur under the Contract, or under or by reason of this Assignment, from any violation of law for which Borrower is responsible, and from any and all claims and demands whatsoever which may be asserted against the Lender in connection with the Property or respecting any alleged obligations or undertakings to perform or discharge any terms, covenants or agreements contained in the Contract, except for losses or demands resulting from willful or negligent actions of Lender. This indemnity shall include specifically, but without limitation, any indemnity against any of the matters described in Section 11 above.

          12.2 Should Lender incur any such liability, loss or damage, the payment and amount thereof, including costs, expenses and attorneys' fees, with interest at the Default Rate stated in the Note, from the date the cost or loss is incurred, shall be secured by this Assignment and by the other Loan Documents. Borrower shall pay all such amounts immediately upon demand.

     13.  Bankruptcy

          13.1 The parties agree that Borrower has substantial duties of performance apart from its mere financial obligations under this Assignments, the Note, and other Loan Documents, and that parties other than the Borrower could not adequately and fully perform the covenants to be performed by Borrower in this Assignment. The parties also agree that this Assignment is an agreement for the making of loans and for the extending of debt financing or financial accommodations. No assumption of or assignment of this Assignment shall be allowed in bankruptcy. Should an assumption of or assignment of this Assignment be permitted in violation of this covenant, the parties agree that Lender will not have adequate assurance of performance unless and until Lender is allowed access to adequate financial and other information to satisfy itself that the trustee or proposed assignee is fully able to assume the financial and personal covenants of Borrower under this Assignment, in full accordance with its terms, and that sufficient collateral is pledged and sufficient bonds or letters of credit are posted by the bankruptcy trustee or proposed assignee to guarantee performance of such obligations.
The parties further agree that the definition of the term
"adequate assurance" as set forth in section 365 9b) (3) of the Bankruptcy Code of 1978, as amended, shall be applicable directly or by analogy to any determination of adequate assurance in connection with this Assignment.

          13.2 In the event of Borrower's bankruptcy, the debtor in possession or trustee shall not be permitted to use, sell or assign the Contract, whether or not in the ordinary course of business, without providing adequate protection to Lender. The parties agree that the language in Section 361 of the Bankruptcy Code of 1978, as amended, shall be the exclusive definition of the term "adequate protection" in connection with any use or enforcement of the Contract. The cash payment referred to in that section shall mean liens on property the actual market value of which is equal to or greater than the replacement cost of the Contract, and the term "indubitable equivalent" as used in that section shall mean protection afforded by either grants of administrative expense priority, grants to Lender of ownership interests in a continuing business surviving the bankruptcy or grants to Lender of protected securities issued by a continuing business surviving the bankruptcy, which completely compensate Lender for the loss of the present value (computed at the then market rate of interest for commercial loans) of its

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interest in the Contract.
For purposes of computation, the value of the Contract is deemed to be the replacement cost.

          13.3 The parties agree that because of the extreme financial importance to Lender of this transaction, and because of the nature of the Contract, and the likelihood that its value will quickly decrease over time, Lender will be irreparable harmed by any stay of its collection efforts or the exercise of its remedies under this Assignment.

          13.4 The parties agree that in the event a plan of reorganization is proposed under Chapter 11 of the Bankruptcy Code of 1978, as amended, the plan will be fair and equitable to Lender, as a secured creditor, only if Lender realizes under the plan the indubitable equivalent of its interests in the Contract. The term "indubitable equivalent" in such context shall have the same meaning as that given in Section 13.2 of this Assignment.

     14. Waiver of Jury Trial. Borrower hereby irrevocably waives all rights to trial by Jury in an action, proceeding or counterclaim arising out of or relating to this assignment, any course of dealings, or any of the Loan Documents or the transactions contemplated thereby.

     15.  Notice.     The notice provisions of the Security
Agreement shall be in force and effect for this Assignment and incorporated herein by this reference as though the express terms were stated in this Assignment.

     16. Miscellaneous. This Assignment shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors, transferee and assigns, and all parties who may become holders of the Note. This assignment is made and executed under and shall in all respects be governed and enforced by and construed in accordance with the laws of the State of Florida, including without limitation matters of construction, validity and performance. Each party acknowledges that it has reviewed this Assignment, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Assignment. In the event any terms or provisions of this Assignment are held invalid or unenforceable, the remaining terms and conditions of this Assignment shall continue to be fully enforceable without change, and this Assignment shall be interpreted as if the invalid or unenforceable provision had not been a part hereof.

     17. Acknowledgement by Granjac. Granjac hereby acknowledges this Collateral Assignment, and individually joins herein for the purpose of consenting to same as the manager under the Contract, and to further agree that in the event Lender exercises its rights hereunder, the Contract may be terminated by Lender upon thirty (30) days written notice to Granjac, anything to the contrary in the Contract notwithstanding.

     IN WITNESS WHEREOF, Borrower has executed or caused this Assignment to be executed by its duly authorized agents as of the date first set forth above.

                                   "BORROWER"

                                   GANESH HOSPITALITY, INC.
                                   A Florida Corporation

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
                                   By:


                                   GRANJAC RESORTS, INC.
                                   A Florida Corporation


                                   By:


                                   "LENDER"

                                   INTERBANK FUNDING CORPORATION
                                   A Delaware Corporation

                                   By:

                                   "GRANJAC as manager"

                                   GRANJAC RESORTS, INC.,
                                   A Florida Corporation

                                   By:

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